SECURITIES  AND  EXCHANGE  COMMISSION
                              WASHINGTON  D.C.  20549
                                 CURRENT  REPORT

                     PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                        SECURITIES  EXCHANGE  ACT  OF  1934
                          DATE  OF  EARLIEST  REPORT  JUNE  24,  2005

                        (DATE  OF  EARLIEST  EVENT  REPORTED)

                            NEW  MEDIUM  ENTERPRISES,  INC.
         -----------------------


            (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)


STATE  OR  OTHER  JURISDICTION  OF                  (I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)                    IDENTIFICATION


             11-3502174                                         NEVADA

               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING ARE CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                          DATE  OF  REPORT  JUNE  24,  2005
                        DATE  OF  EARLIEST  EVENT  REPORTED):

                            MAHESH  JAYANARAYAN,  CEO
                                  195  The  Vale
                                  London  W3  7QS
                            Tel:  011  44  208  746  2018
                            Fax:  011  44  208  749-8025

 ITEM  1.01  -  1.  Item  1.01  Entry  into  a  Material  Definitive  Agreement
 a.  Filing  of  Exhibits

On June 24, 2005, New Medium Enterprises, Inc. entered into a strategic agreement with Eros Media Ltd, a leading distributor of Bollywood movies worldwide and mainstream western media in India. Full text of the Terms and conditions are outlined in the agreement Exhibit to this report, Exhibit 1.01a


 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




New  Medium  Enterprises,  Inc.
-------------------------------
(Registrant)


By:  /s/  Mahesh  Jayaranayan
CEO

July  5,  2005


Item  101  a.  Filing  of  Exhibits
New  Medium  Enterprise  Inc.

UK  Office
195,  The  Vale
London
W3  7QS

And

Eros  Media  Limited

Les  Cascades,
Edith  Cavell  Street,
Port  Louis,  Mauritius

Mailing  Address
Unit  23,  Sovereign  Park,
Coronation  Road,
London  NW10  7QP

     STRATEGIC ALLIANCE PARTNERSHIP (the "Agreement"), made and entered into as of this the 24th of June, 2005, by and between New Medium Enterprise Ltd (hereinafter "NME") 195 The Vale, Acton, London W3 7QS and Eros Media Ltd (hereinafter "Eros") Eros Media Ltd. registered office Les Cascades, Edith Cavell Street, Port Louis, Mauritius

     GENERAL  PROVISIONS

     Background:

     1) NME New Medium Enterprises, Inc. was founded in August 1999 and has since been trading on the OTC Bulletin Board in the US under the symbol NMEN. NME's principal business is the development and production of VMD Optical storage discs and their corresponding electronic devices and drives.

     2) Eros Eros is a leading distributor of Bollywood movies worldwide and mainstream western media in India. It is Eros's business to create, enhance and distribute 'content' seamlessly across all platforms available through present and future technologies, across media vehicles, across the globe and giving such content its distinct shape, form and brand identity through the various windows of its lifecycle, with a view to build maximum interactivity and salience with the end consumer. Eros's film library already boasts thousands of films and the number is growing with each passing day.

     Business Purpose. To enter into a formal agreement between Eros Media Limited (Eros) and New Medium Enterprises Incorporated (NME) subject to the following understandings. 2.01- Share offer.

     NME will grant to Eros Media Ltd. registered office Les Cascades, Edith Cavell Street, Port Louis, Mauritius fully paid up ordinary rule 144 shares (restricted shares) that will carry all rights in line with all public shares. The total number of shares allocated to Eros Media ltd, will be 5,514,354 which represented 5% of the existing issued share capital of NME at the time of this understanding.

     These shares will be granted on the basis that both parties as part of the strategic alliance fullfil the following obligations.

     3.01  Obligations  for  NME:


     3.01.1. NME will be responsible for delivering a commercially viable optical storage technology; which represents its VMD optical disc and its corresponding electronic Drives.

     3.01.2 NME will be responsible for delivering a fully quality tested product with all valid certifications.

     3.01.3 NME will produce and manufacture VMD Optical Discs with Eros content for a commercially viable price which will be similar in parity to the DVD replication rates for DVD9.

     3.01.4 NME will work alongside with Eros in any joint marketing programmes to help each other commercialise VMD product line with Eros content.


     4.01  Obligations  for  Eros:

     4.02.1 Eros will give NME the right to stamp its content on VMD optical discs.

     4.02.2 'Eros content' will means its entire library and associate libraries of Bollywood content as well as regionally controlled Western media content.

     4.02.3 It is however understood that in the trial phase NME and Eros will launch with 50 titles - Batches of 10 subject to overall customer satisfaction and at Eros' entire discretion. The trial phase will be for an intial period of 3 months from launch and can be either shortened or extended by mutual consent
..

     4.02.4 Eros will reserve the right to the quantity of discs produced per title. Eros fully understands and agrees that the quantity to be produced should be on a commercially viable scale for both parties.


     4.02.5 Eros agrees to commercialize VMDs with its HD content or to use VMD as a storage disc for its content
..
     4.03.6  Eros  Commercialization  program  will include expenses related to:

a.  Manufacturing  of  the  VMD  discs  subject  to  clause  3.01.3
b.  Stamping  the  content  onto  the  discs
c.  Content  transfer/conversion  costs  related  to  HD  format.
     Distribution and marketing of the High Definition Bollywood movies on the VMD disc.

     5.01 The parties further agree that subject to the commercial success of VMD in the HD format together with a viable pricing structure, Eros will endeavour to commercialise a minimum of 20% of its entire film library in the VMD format by December 1st 2006 and the remainder of these films must be commercialized by January 2008.

     6.01  Additional  transaction

     NME will further grant Eros or its nominees fully paid up ordinary shares up to a total of 10% of the share capital at the time of this understanding of NME subject to the following obligations:

     In successfully concluding a development and or commercial transaction between Intel and NME, Eros or its nominees will receive 5%

     6.01.1 A successful development and commercial transaction with Intel will be expressed in detail in a separate agreement which will include minimum requirements.

     6.01.2 Such requirements will include the extent of the role that Intel will play with regards to the commercialization of NME's technologies.

     6.01.3 Furthermore Eros guarantees that all dealings and agreements with Intel will not further dilute NME's shares or incur NME any further costs or expenditure. Eros will be responsible for any compensation owed to Intel.


     7.01 In successfully concluding a development /commercial transaction with Microsoft and NME, Eros or its nominees will receive 5%

     7.01.1 A successful development and commercial transaction with Microsoft will be expressed in detail in a separate agreement which will include minimum requirements.

     7.01.2 Such requirements will include the extent of the role that Microsoft will play with regards to the commercialization of NME's technologies.

     7.01.3 Furthermore Eros guarantees that all dealings and agreements with Microsoft will not further dilute NME's shares or incur NME any further costs or expenditure. Eros will be responsible for any compensation owed to Microsoft.

     These offers will remain for a period of 180 days from the date of this agreement unless otherwise extended by mutual consent of both parties.

     801  -  Other  matters

     8.01.1 Eros gives NME the right to demonstrate its content on VMD discs for purposes of Marketing and Presentations

     8.01.2 In particular Eros will aid NME with content to demonstrate VMD optical disc during exhibitions / film festivals and during any other joint opportunities to expose both Eros' content and NME's technology.

     8.01.3 -Eros will aid NME in coming out with joint press releases backing the technology and the companies.

     8.01.4 - NME and Eros will mutually pursue the establishement of a Telecine facility in India for joint use. This will be done by separate agreement subject to a feasibility report. In the meanwhile NME will guarantee to provide telecine and encoding of content for $ 2500 per movie. NME reserves the right to do such Telecine work in China.

     9.01  Termination  of  the  Agreement.

     9.01.1The Agreement shall commence on the date first above written and shall continue in existence until terminated by either party.

     9.01.2 If the agreement is terminated due to NME's technology being commercially unviable, Eros has the right to retain the shares granted to them.

     9.01.3 In the event that Eros decides to abstain from this business venture for commercial reasons outside the scope of this agreement, NME has the right to withdraw its share offer.

     10.01.  -  Disputes  and  Arbitration

     Both companies will collaborate and communicate on all aspects of business to furthering this relationship. Any disputes arising out of this contract will be attempted to be resolved mutually or by arbitration in the first instance. However if such matters and issues cannot be resolved by such means it will be settled by the laws of UK and Wales.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. Signed, sealed and delivered in the presence of

_____________________________________________
Signed  on  Behalf  of  NME  inc

MAHESH.K.JAYANARAYAN  -  CEO

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Please  Print  name                     Date




_____________________________________________
Signed  on  Behalf  of  Eros  XXXX  Ltd

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___________________________    ________________
Witness                         Date

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